UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

125 W. 55th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Michael Mascis

c/o Central Park Advisers, LLC

125 W. 55th Street

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2024

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2024

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-9
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	15-24
Other Information (Unaudited)	25-29
Investment Program (Unaudited)	30
Fund Management (Unaudited)	31-33

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2024

To the Board of Directors and Member of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC and its subsidiary (collectively referred to as the “Fund”) as of March 31, 2024, the related consolidated statements of operations and cash flows for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the consolidated financial highlights for each of the three years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the three years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended March 31, 2021 and the consolidated financial highlights for each of the periods ended on or prior to March 31, 2021 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 5, 2024

We have served as the auditor of one or more Central Park Group investment companies since 2022.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2024

Investment Funds (94.95%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments (10.88%)
Carlyle Beacon Partners, L.P.(a)	Asia/Pacific	Growth	9/28/2018	$10,327,515	$14,670,165	1.28%
Carlyle Eagle Coinvestment, L.P.(a)(b)	North America	Buyout	2/15/2018	4,350,112	30,839,451	2.69%
Carlyle Fourmi Co-Investment, L.P.(a)(b)	Asia/Pacific	Growth	6/29/2018	15,672,434	11,008,732	0.96%
Carlyle Jumper Coinvestment, L.P.(a)(b)(c)	North America	Buyout	12/13/2023	11,939,749	11,830,015	1.03%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	Buyout	11/11/2016	143,119	289,243	0.03%
Carlyle RDSL Coinvestment, L.P.(a)(c)	South America	Growth	9/30/2015	7,335,635	10,555,973	0.92%
Carlyle Sapphire Partners, L.P.(a)	Asia/Pacific	Growth	9/30/2015	9,565,027	7,225,909	0.63%
Carlyle Thunder Coinvestment, L.P.(a)(b)	North America	Buyout	12/28/2017	0	569,449	0.05%
CEMOF II Master Co-Investment Partners, L.P.(a)(b)	North America	Growth	9/12/2016	0	10,037	0.00	%(d)
Matador Co-Investment SCSp(a)(c)	Europe	Special Situations	9/30/2019	5,326,079	5,685,579	0.50%
Nash Coinvestment, L.P.(a)(c)	Africa	Buyout	10/10/2017	7,080,599	8,645,606	0.75%
Neptune Coinvestment, L.P.(a)(b)(c)	Europe	Buyout	6/23/2017	197,844	2,207,750	0.19%
Reciprocal Capital Holdings, LLC(a)(b)	Asia/Pacific	Growth	1/30/2018	14,274,022	21,223,394	1.85%
Total Co-Investments				86,212,135	124,761,303

Primary Investments (51.17%)
AlpInvest Atom Fund (Onshore), L.P.(a)(c)	North America	Global	1/8/2022	16,035,274	20,138,729	1.75%
AlpInvest Co-Investment Fund (Onshore) VII, L.P.(a)(c)	North America	Buyout	11/13/2017	16,689,217	32,058,642	2.79%
Carlyle Asia Partners Growth I, L.P.(a)(b)(c)	Asia/Pacific	Growth	5/23/2016	10,864,877	4,454,794	0.39%
Carlyle Asia Partners IV, L.P.(a)(c)	Asia/Pacific	Buyout	5/25/2014	30,215,663	12,390,805	1.08%
Carlyle Asia Partners V, L.P.(a)(c)	Asia/Pacific	Buyout	10/30/2017	84,515,243	89,425,942	7.79%
Carlyle Asia Partners VI, L.P.(a)(b)(c)	Asia/Pacific	Buyout	3/6/2023	0	(934,140)	(0.08)%
Carlyle Europe Partners V, L.P.(a)(c)	Europe	Buyout	4/23/2018	31,163,188	35,605,949	3.10%
Carlyle Europe Technology Partners III, L.P.(a)(b)(c)	Europe	Growth	3/28/2015	11,238,201	19,964,589	1.74%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investment Funds (94.95%) (continued)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Carlyle Europe Technology Partners IV, L.P.(a)(b)(c)	Europe	Growth	11/30/2018	$19,688,086	$23,345,454	2.03%
Carlyle Europe Technology Partners V, S.C.Sp.(a)(c)	Europe	Growth	3/11/2022	16,715,297	11,803,381	1.03%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	Buyout	6/30/2014	6,156,457	10,634,592	0.93%
Carlyle Global Financial Services Partners III, L.P.(a)(b)(c)	Global	Buyout	6/30/2017	24,741,799	34,350,613	2.99%
Carlyle International Energy Partners II, S.C.Sp.(a)(c)	Global	Special Situations	11/30/2018	9,564,760	7,713,615	0.67%
Carlyle International Energy Partners, L.P.(a)(c)	Global	Special Situations	3/12/2014	25,320,488	19,890,894	1.73%
Carlyle Partners VI, L.P.(a)(c)	North America	Buyout	9/20/2013	7,488,572	6,414,988	0.56%
Carlyle Partners VII, L.P.(a)(c)	North America	Buyout	11/29/2017	99,408,592	120,039,024	10.46%
Carlyle Partners VIII, L.P.(a)(c)	North America	Buyout	9/10/2021	49,236,434	51,788,936	4.51%
Coatue Growth Fund V-B, L.P.(a)(b)(c)	North America	Growth	3/31/2024	0	(1,709)	0.00	%(d)
CVC Credit Partners Global Special Situations Fund II SCSP(a)(c)	Europe	Special Situations	6/6/2019	12,116,277	15,027,751	1.31%
Golub Capital Partners 10, L.P.(a)(c)	North America	Credit	10/1/2016	13,125,000	13,488,655	1.17%
Hunter Point Capital Structured Notes Issuer, LLC(a)(b)(c)	North America	Special Situations	12/30/2022	1,886,728	1,886,726	0.16%
JLL Partners Fund VII, L.P.(a)(b)(c)	North America	Buyout	3/31/2016	5,071,033	10,048,518	0.88%
Riverside Capital Appreciation Fund VII, L.P.(a)(b)(c)	North America	Buyout	9/16/2019	2,819,637	4,262,701	0.37%
Riverside Micro-Cap Fund VI, L.P.(a)(b)(c)	North America	Buyout	8/26/2021	4,542,094	4,405,814	0.38%
Spring Bridge Partners, L.P.(a)(b)(c)	North America	Buyout	9/17/2019	4,896,602	7,780,901	0.68%
Tiger Global Private Investment Partners XV, L.P.(a)(b)(c)	North America	Growth	3/18/2022	9,083,794	6,193,801	0.54%
Vitruvian Investment Partnership IV(a)(b)(c)	Europe	Growth	8/31/2020	9,804,367	10,963,738	0.95%
Warburg Pincus Financial Sector II, L.P.(a)(b)(c)	North America	Growth	6/9/2022	10,404,101	14,369,736	1.25%
Total Primary Investments				532,791,781	587,513,439

Secondary Investments (32.90%)
Access Holdings (FPG), L.P.(a)(b)	North America	Buyout	7/22/2021	8,339,821	10,042,348	0.87%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investment Funds (94.95%) (continued)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
AE Industrial Partners Extended Value Fund, L.P.(a)(b)(c)	North America	Buyout	6/2/2021	$1,845,736	$2,556,932	0.22%
ASP Helios III, L.P.(a)(b)(c)	Europe	Buyout	4/29/2022	13,677,974	22,475,821	1.96%
ASP Jordan, L.P.(a)(b)(c)	Europe	Buyout	4/21/2023	18,078,944	24,989,636	2.18%
ASP Oyster, L.P(a)(b)(c)	Europe	Buyout	4/21/2023	14,080,000	20,234,529	1.76%
Audax Private Equity Fund, L.P.(a)(b)	North America	Buyout	9/30/2016	0	3,585	0.00	%(d)
Blue Point Capital Partners II, L.P.(a)(b)	North America	Growth	10/23/2020	0	118,948	0.01%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	Buyout	4/2/2014	140,550	2,259	0.00	%(d)
Brentwood Associates Opportunities Fund, L.P.(a)(b)(c)	North America	Growth	4/1/2021	2,522,844	2,342,429	0.20%
Carlyle Asia Partners III Coinvestment, L.P.(a)(b)	Asia/Pacific	Buyout	12/30/2014	0	0	0.00	%(d)
Carlyle Asia Partners III, L.P.(a)(b)(c)	Asia/Pacific	Buyout	12/30/2014	0	15,978	0.00	%(d)
Carlyle Asia Partners IV Access Fund, L.L.C.(a)(c)	Asia/Pacific	Buyout	12/31/2018	0	1,239,822	0.11%
Carlyle Asia Partners IV, L.P.(a)(c)	Asia/Pacific	Buyout	5/24/2017	15,349,263	27,525,736	2.40%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(c)	Europe	Growth	10/31/2017	139,816	28,878	0.00	%(d)
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(b)(c)	North America	Growth	9/30/2016	0	20,662	0.00	%(d)
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	Buyout	4/2/2014	545	68,012	0.01%
Carlyle Europe Partners II, L.P.(a)(b)(c)	Europe	Buyout	7/1/2013	0	461,933	0.04%
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)	Europe	Buyout	4/2/2014	2,355,608	129,018	0.01%
Carlyle Europe Technology Partners II, L.P.(a)(b)(c)	Europe	Growth	12/31/2018	0	3,034	0.00	%(d)
Carlyle Europe Technology Partners III, L.P.(a)(b)(c)	Europe	Growth	1/24/2022	9,188,422	11,091,458	0.97%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(c)	Europe	Growth	1/24/2022	4,023,844	3,500,118	0.30%
Carlyle Fourmi Co-Investment, L.P.(a)(b)	North America	Growth	1/18/2024	18,542,986	15,290,534	1.33%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	Buyout	12/31/2017	1,440,343	4,802,209	0.42%
Carlyle Global Financial Services Partners, L.P.(a)(b)(c)	Global	Buyout	6/30/2014	0	199,684	0.02%
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	Buyout	8/29/2014	1,418,216	438,636	0.04%
Carlyle International Energy Partners, L.P.(a)(c)	Global	Special Situations	12/29/2017	6,163,473	4,641,209	0.40%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investment Funds (94.95%) (continued)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Carlyle MENA Partners, L.P.(a)(c)	Middle East/North Africa	Buyout	9/28/2018	$0	$34,757	0.00	%(d)
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	Credit	12/30/2015	7,568,929	2,615,189	0.23%
Carlyle Partners V Coinvestment, L.P.(a)	North America	Buyout	4/2/2014	431,864	614,732	0.05%
Carlyle Partners V, L.P.(a)(b)(c)	North America	Buyout	6/28/2013	0	6,078,935	0.53%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)	North America	Buyout	8/31/2014	203,355	82,412	0.01%
Carlyle Partners VI, L.P.(a)(c)	North America	Buyout	7/6/2016	0	2,739,858	0.24%
Carlyle Realty Partners VI, L.P.(a)(b)(c)	North America	Buyout	4/25/2018	119,415	81,046	0.01%
Carlyle South America Buyout Fund, L.P.(a)(c)	South America	Buyout	10/31/2017	2,310,190	1,940,281	0.17%
Carlyle Strategic Partners II, L.P.(a)(b)(c)	North America	Special Situations	8/16/2013	2,205,745	0	0.00	%(d)
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	Special Situations	4/2/2014	2,495	126,187	0.01%
Carlyle U.S. Equity Opportunity Fund II Coinvestment, L.P.(a)	North America	Growth	3/15/2019	32	0	0.00	%(d)
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(c)	North America	Growth	3/20/2018	3,540,499	5,652,050	0.49%
Carlyle U.S. Growth Fund III, L.P.(a)(b)(c)	North America	Growth	12/31/2018	0	90,132	0.01%
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(b)(c)	North America	Buyout	9/30/2014	2,084,779	56,659	0.00	%(d)
Cerberus Institutional Overseas IV, Ltd.(a)(b)(c)	North America	Special Situations	7/1/2018	0	169,047	0.01%
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(c)	North America	Special Situations	10/17/2019	0	34,182	0.00	%(d)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	0	313,253	0.03%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	Special Situations	6/13/2016	0	171,396	0.01%
Cerberus International, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	0	149,505	0.01%
Coatue Growth Fund V(a)(b)(c)	North America	Growth	7/14/2023	1,083,905	1,874,451	0.16%
DELTA-V PS, L.P.(a)(b)	Israel	Growth	5/1/2023	5,135,000	11,634,949	1.01%
Euro Wagon II, L.P.(a)(b)	North America	Special Situations	7/1/2016	0	92,428	0.01%
FB HA Holdings, L.P.(a)(b)	North America	Growth	8/30/2021	5,098,798	5,643,124	0.49%
Forward Ventures IV, L.P.(a)(b)	North America	Growth	3/29/2019	0	56,211	0.00	%(d)
Harbinger Streamline Offshore Fund, L.L.C.(a)(b)	North America	Special Situations	7/1/2018	768,168	0	0.00	%(d)

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investment Funds (94.95%) (continued)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Icon Software Partners, L.P. (Class B)(a)(c)	North America	Growth	9/1/2020	$87,955	$10,828,159	0.94%
JLL Partners Fund V, L.P.(a)(b)(c)	North America	Buyout	12/30/2015	1,878,312	1,854,172	0.16%
Laverne Buyer Holdings I, LLC(a)(b)	North America	Growth	4/10/2018	0	766,395	0.07%
Laverne Buyer Holdings II, LLC(a)(b)	North America	Growth	4/10/2018	0	381,535	0.03%
Laverne Buyer Holdings III, LLC(a)(b)	North America	Growth	4/10/2018	4,812,405	3,876,960	0.34%
Laverne Buyer Holdings V, LLC(a)(b)	North America	Growth	4/10/2018	1,350,510	1,747,527	0.15%
LEP Opportunities II L.P(a)(b)(c)	North America	Buyout	7/6/2022	14,253,788	19,029,303	1.66%
MENA Coinvestment, L.P.(a)	Middle East/North Africa	Buyout	4/2/2014	11,377	107,270	0.01%
New Enterprise Associates 10, L.P.(a)(b)	North America	Growth	4/5/2017	0	91,058	0.01%
New Enterprise Associates 9, L.P.(a)(b)	North America	Growth	9/30/2016	0	21,877	0.00	%(d)
Newport Global Opportunities Fund, L.P.(a)(b)	North America	Buyout	12/29/2014	9,338,928	5,737,084	0.50%
Noema Private Equity Fund IV, L.P.(a)(b)(c)	Middle East/North Africa	Buyout	12/31/2017	5,944,958	3,337,263	0.29%
OCM Opportunities Fund VII (Cayman), Ltd.(a)	North America	Special Situations	10/17/2019	97,255	142,692	0.01%
OCM Opportunities Fund VII, L.P.(a)	North America	Special Situations	10/17/2019	8,734	0	0.00	%(d)
OCM Opportunities Fund VIIb (Cayman), Ltd.(a)(c)	North America	Special Situations	10/17/2019	531	6,820	0.00	%(d)
OCM Opportunities Fund VIIb, L.P.(a)(c)	North America	Special Situations	10/17/2019	0	628	0.00	%(d)
Passero 18, L.P.(a)(b)(c)	North America	Buyout	6/22/2018	291,104	14,205,045	1.24%
Pegasus WSJLL Fund, L.P.(a)(c)	North America	Buyout	12/15/2021	13,033,536	14,761,234	1.29%
Presidio Investors Elv Continuation Fund, L.P.(a)(c)	North America	Buyout	12/16/2022	9,526,234	9,609,776	0.84%
Revelstoke Epic Fund I, L.P(a)(b)(c)	North America	Growth	8/26/2019	14,069,499	28,968,593	2.52%
Riverside Micro-Cap Fund III, L.P.(a)(b)(c)	North America	Buyout	5/1/2019	0	7,409,176	0.65%
Riverstone Global Energy and Power Fund V, L.P.(a)(c)	North America	Buyout	9/30/2014	13,160,475	3,073,666	0.27%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(b)(c)	North America	Buyout	9/30/2014	5,173,093	12,901	0.00	%(d)
Riverstone/Carlyle Renewable & Alternative Energy Fund II, L.P.(a)(b)(c)	North America	Buyout	11/12/2014	731,586	49,847	0.00	%(d)

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investment Funds (94.95%) (continued)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
SCP Private Equity Fund I, L.P.(a)(b)	North America	Buyout	8/30/2018	$119,137	$81,997	0.01%
SCP Real Assets Fund I, L.P.(a)(b)	North America	Buyout	8/30/2018	31,882	23,984	0.00	%(d)
Strategic Value Global Opportunity Feeder Fund 1-A, L.P.(a)(b)	North America	Special Situations	12/31/2016	1,832,025	3,202,848	0.28%
Strategic Value Global Opportunity Fund 1-A, L.P.(a)(b)	North America	Special Situations	12/31/2016	122,510	209,428	0.02%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)	North America	Special Situations	12/31/2016	1,917,818	13,193,749	1.15%
Strategic Value Special Situations Fund, L.P.(a)(b)	North America	Special Situations	12/31/2016	168,691	1,108,570	0.10%
Styx International, Ltd. Series 1(a)(b)	North America	Credit	7/1/2018	163,573	275,878	0.02%
Styx International, Ltd. Series 4(a)(b)	North America	Credit	7/1/2018	77,126	130,077	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	Credit	7/1/2018	35,720	60,245	0.01%
Tiger Global XV(a)(b)(c)	North America	Growth	7/14/2023	2,138,760	3,096,901	0.27%
TPG AAF Partners N-A, L.P.(a)(b)(c)	North America	Buyout	6/22/2021	0	24,203	0.00	%(d)
Vitruvian Inv. Partnership I Continuation Fund(a)(b)(c)	Europe	Growth	8/7/2019	5,993,026	11,015,431	0.96%
Warburg Pincus Energy, L.P.(a)(b)(c)	North America	Buyout	9/28/2018	1,305,016	1,616,934	0.14%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	Growth	9/29/2017	18,773,695	14,462,317	1.26%
Warrior Buyer Holdings, LLC(a)(b)	North America	Special Situations	10/2/2018	16,819,431	10,757,041	0.94%
WLR Recovery IV, L.P.(a)(b)(c)	North America	Special Situations	7/1/2016	0	27,560	0.00	%(d)
Total Secondary Investments				291,130,249	377,780,336
Total Investment Funds				$910,134,165	$1,090,055,078

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Short-Term Investments (6.30%)	Cost	Fair Value
Money Market Funds (6.30%)
Fidelity Treasury Only Money Market Fund, 4.96%(e)	$22,006,959	$22,006,959
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 5.16%(e)	22,006,959	22,006,959
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 5.29%(e)	22,006,959	22,006,959
UMB Demand Deposit, 4.78%(e)	6,304,686	6,304,686
Total Money Market Funds	72,325,563	72,325,563
Total Short-Term Investments	$72,325,563	$72,325,563

Total Investments (101.25%)	$982,459,728	$1,162,380,641
Liabilities in Excess of Other Assets (-1.25%)		(14,319,451)
Net Assets (100.00%)		$1,148,061,190

See Note 3 in the accompanying Notes to the Consolidated Financial Statements.

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $1,090,055,078, which represents 94.95% of net assets as of March 31, 2024.

(b)	Non-income producing security.

(c)	The Fund held unfunded commitments in the investment as of March 31, 2024. Total unfunded commitments amount to $429,514,424 as of March 31, 2024.

(d)	Rounds to less than 0.005%

(e)	The rate shown is the annualized 7-day yield as of March 31, 2024.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $Value at March 31, 2024	Fund Delivering	U.S. $Value at March 31, 2024	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	06/20/24	USD	9,946,290	BRL	9,894,127	$52,163
						$52,163

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2024

Investments as of March 31, 2024

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	10.88%
Primary Investments	51.17%
Secondary Investments	32.90%
Total Investment Funds	94.95%
Short-Term Investments
Money Market Fund	6.30%
Total Investments	101.25%
Liabilities in excess of other assets	(1.25%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2024

Assets
Investments, at fair value (Cost $982,459,728)	$1,162,380,641
Cash	10,963,590
Interest receivable	351,620
Receivable for investments sold	3,245,547
Unrealized appreciation on forward foreign currency contracts	52,163
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	3,350
Total Assets	1,177,047,911

Liabilities
Payable for shares repurchased, due to Feeder Fund	24,565,186
Payable to Adviser	3,509,874
Payable for contributions to Investment Funds, not yet settled	561,469
Professional fees payable	186,059
Accounting and administration fees payable	113,771
Accounts payable and other accrued expenses	50,362
Total Liabilities	28,986,721
Net Assets	$1,148,061,190

Commitments and Contingencies (Notes 3 and 8)
Composition of Net Assets
Paid-in capital	$384,850,077
Total distributable earnings	763,211,113
Net Assets	$1,148,061,190

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2024

Investment Income
Dividend income	$23,606,649
Interest income	4,107,309
Investment Income	27,713,958

Expenses
Management fee	14,262,685
Accounting and administration fees	892,197
Professional fees	582,652
Directors’ and Officer fees	115,616
Custody Fees	109,484
Interest expense	93,829
Insurance expense	16,466
Other fees	207,085
Total Expenses	16,280,014

NET INVESTMENT INCOME	11,433,944

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain from:
Investments	69,845,330
Forward foreign currency contracts	51,279
Foreign currency	(1,254,166)
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,619,769)
Foreign currency Contracts	433,102
Foreign Currency	13,128
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities	61,468,904

Net Increase in Net Assets Resulting from Operations	$72,902,848

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Changes in Net Assets Resulting from Operations
Net investment income	$11,433,944	$7,135,346
Net realized gain from investments and other foreign currency denominated assets and liabilities	68,642,443	77,977,763
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities	(7,173,539)	(63,073,694)
Net Change in Net Assets Resulting from Operations	72,902,848	22,039,415

Change in Net Assets Resulting from Capital Transactions
Capital contributions	20,569,674	42,155,615
Capital withdrawals	(108,952,656)	(65,526,390)
Net Change in Net Assets Resulting from Capital Transactions	(88,382,982)	(23,370,775)

Total Net Decrease in Net Assets	(15,480,134)	(1,331,360)

Net Assets
Beginning of year	1,163,541,324	1,164,872,684
End of year	$1,148,061,190	$1,163,541,324

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$72,902,848
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain from investments	(69,845,330)
Net change in unrealized appreciation/(depreciation) on investments	7,619,769
Amortization of premium and accretion of discount on investments	(884,424)
Purchases of Investment Funds	(282,598,709)
Capital distributions received from Investment Funds	212,113,230
Net sales of short-term investments	129,233,120
(Increase)/Decrease in assets:
Receivable from distributions from Investment Funds	4,280,393
Interest receivable	(338,626)
Dividend receivable	179,384
Prepaid Directors’ and Officer fees	(51,000)
Prepaid expenses and other assets	35,559
Unrealized appreciation on forward foreign currency contracts	(52,163)
Increase/(Decrease) in liabilities:
Payable to Adviser	(30,937)
Unrealized depreciation on forward foreign currency contracts	(380,939)
Payable for Directors and officer fees	(49,479)
Accounting and administration fees payable	86,767
Professional fees payable	(55,435)
Accounts payable and other accrued expenses	(22,976)
Net cash provided by operating activities	72,141,052

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, net of change in contributions receivable	24,002,474
Borrowings from line of credit	12,000,000
Payments on line of credit	(12,000,000)
Payments for shares repurchased, net of change in payable for shares repurchased	(94,011,567)
Net cash used in financing activities	(70,009,093)

Net Change in cash	2,131,959
Cash, beginning of year*	$8,831,631
Cash, end of year	$10,963,590
*Includes cash denominated in foreign currencies.

Reconciliation of cash at the beginning of the period to the Consolidated Statement of Assets and Liabilities:
Cash	$6,754,400
Cash denominated in foreign currencies	2,077,231
Cash, beginning of year	$8,831,631

Reconciliation of cash at the end of the period to the Consolidated Statement of Assets and Liabilities:
Cash	10,963,590
Cash, end of year	10,963,590

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense	$93,829

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31,
	2024	2023	2022	2021	2020
Net Assets:
Net assets, end of period (in thousands)	$1,148,061	$1,163,541	$1,164,872	$1,014,108	$927,812

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(1)	0.96%	0.61%	0.60%	(0.26)%	0.33%
Total expenses(2)	1.37%	1.37%	1.37%	1.39%	1.42%
Portfolio turnover	0.00%	0.07%	0.01%	0.00%	2.79%
Total return(3)	6.33%	1.88%	18.22%	30.86%	(6.75)%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(2)	Included in the above ratio are other expenses of 0.17% as of March 31, 2024, 0.17% as of March 31, 2023, 0.17% as of March 31, 2022, 0.18% as March 31, 2021, and 0.25% as of March 31, 2020.

(3)

Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2024

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s consolidated financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Master Fund’s valuation designee (the “Valuation Designee”). In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Master Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2024, the Feeder Fund owned an amount that rounded to 100.00% of the Master Fund’s Interests with the Adviser owning an amount that rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. As March 31, 2024, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax-year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the tax years from the year 2020 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2024, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Forward Foreign Currency Contracts: A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Master Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Master Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Master Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable). The average volume of the Foreign Currency Contracts held in the Fund as of 3/31/24 was (68,333,333).

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Master Fund and its wholly owned subsidiary, CPG TCG, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Master Fund. CPG TCG is taxed as a corporation and used when the Master Fund has determined that owning certain Investment Funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2024, the total value of investments held by the subsidiary is $2,522,584 or 0.22% of the Master Fund’s net assets.

CPG TCG is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

CPG TCG recorded a provision for income tax expense for the year ended change to September 30, 2023. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total
Tax expense/(benefit)	$—	$(313,466)	$(313,466)
Valuation allowance	—	313,466	313,466
	$—	$—	$—

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Components of CPG TCG’s deferred tax assets and liabilities as of September 30, 2023 are as follows:

Deferred tax (assets)/liabilities:
Basis in Partnership	$(313,466)
Total net deferred tax liability before valuation allowance	(313,466)
Less: valuation allowance	313,466
Net deferred tax (asset)/liability	$—

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and estimated applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the year ended March 31, 2024 as follows:

Income tax expense/(benefit) at statutory rate of 21%	$(160,360)
Adjustment to Prior Year Deferred Taxes	(99,652)
State income tax expense/(benefit), net of federal benefit	(53,453)
Less: Valuation Allowance	313,466
Total income tax expense	$—

The CPG TCG recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the CPG TCG’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the CPG TCG. The CPG TCG is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

3.	PORTFOLIO VALUATION (continued)

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies adopted by the Adviser. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee oversees the valuation process of the Master Fund’s investments. The Valuation Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s consolidated financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. Direct investments are valued based either on information supplied by the sponsor, or by a third party valuation agent.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

3.	PORTFOLIO VALUATION (continued)

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2024:

	Level 1	Level 2*	Level 3*	Investments Measured at Net Asset Value(1)	Total
Investments
Investments in Private Investment Funds	$—	$—	$—	$1,090,055,078	$1,090,055,078
Short-Term Investments	72,325,563	—	—	—	72,325,563
Total Investments	$72,325,563	$—	$—	$1,090,055,078	$1,162,380,641

Other Financial Instruments
Forward foreign currency contracts	$—	$52,163	$—	$—	$52,163
Total	$—	$52,163	$—	$—	$52,163

* The Fund did not hold level 2 or level 3 securities at period end

(1)

These investements are presented for reconsilition purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2023	$505,674	$505,674
Purchases	—	—
Return of Capital	(1,394,209)	(1,394,209)
Sales	—	—
Realized Gain	—	—
Change in Unrealized Appreciation/(Depreciation)	888,535	888,535
Transfer in	—	—
Transfer out	—	—
Balance as of March 31, 2024	$—	$—
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at March 31, 2024	$—	$—

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

3.	PORTFOLIO VALUATION (continued)

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2024, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$ 680,403,41	$ 288,790,032	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	288,391,725	95,017,423	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	121,259,882	45,706,969	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2024.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

3.	PORTFOLIO VALUATION (continued)

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

4.	RELATED PARTY TRANSACTIONS

As of March 31, 2024, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2024, the Adviser earned $14,262,685 of Management Fee which is included in the Consolidated Statement of Operations, of which $3,509,874 was payable at March 31, 2024 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2024 was $115,616, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

During the year ended March 31, 2024, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $27,616, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and CPG TCG, and are registered representatives of Delaware Distributors, L.P.

5.	ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2024 , the total administration fees were $892,197

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

5.	ADMINISTRATION AND CUSTODIAN FEES (continued)

which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $113,771 was payable at March 31, 2024 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

6.	INVESTMENTS

For the year ended March 31, 2024, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $279,463,491 and $144,705,738, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2024.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur at the value of Interests determined as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2024

8.	REPURCHASE OF INVESTORS’ INTERESTS (continued)

offer will generally commence approximately 60 days prior to the applicable Tender offer valuation date and be paid for approximately 35 days after the applicable Tender offer valuation date. Repurchases of Fund units during the year ended March 31, 2024 are reflected as “Capital withdrawals” on the Consolidated Statement of Changes in Net Assets.

Repurchases For the year ended Marcy 31, 2024

Repurchase date	Repurchase Shares Class A	Repurchase Shares Class I	Repurchase dollars Class A	Repurchase dollars Class I
June 30, 2023	1,187,178	184,135	18,056,143	6,085,275
September 29, 2023	1,238,030	259,546	18,669,736	8,517,202
December 29, 2023	766,150	290,741	11,308,920	9,357,532
March 29, 2024	876,969	364,217	12,885,222	11,679,964

Repurchases of Fund units during the year ended March 31, 2024 are reflected as “Capital withdrawals” on the Statement of Changes in Net Assets.

9.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10.	LINE OF CREDIT

On March 20, 2023, Flagstar Bank, N.A. (“Flagstar”), a wholly owned subsidiary of New York Community Bancorp Inc., acquired substantially all of the deposits and loan portfolios of Signature Bank, N.A. which now operates under the Flagstar name.

The Master Fund maintains a revolving credit facility (the “Facility”) with Flagstar with a maximum borrowing amount of $50,000,000 which is secured by certain interests in Investment Funds. During the year ended March 31, 2024, the Fund borrowed $12,000,000 and repaid $12,000,000 on this Line of Credit, leaving no balance outstanding as of March 31, 2024. The maximum borrowing outstanding during the period was $12,000,000. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Term AMERIBOR Loans is the AMERIBOR forward-looking benchmark rate plus 2.00% and in the case of Prime Rate Loans is the rate of interest per annum publicly announced or determined from time to time by Flagstar as its prime rate in effect. For the year ended March 31, 2024, the average annualized interest rate charged and the average outstanding loan payable, was as follows:

Average Annualized Interest Rate	8.25%
Average Outstanding Loan Payable	$ 12,000,000

11. SUBSEQUENT EVENTS

Subsequent events after March 31, 2024 have been evaluated through the date the consolidated financial statements were issued.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2024

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the SEC no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Fund was up 6.2% net of fees for the fiscal year ended March 31, 2024, as compared to a 23.8% gain for the MSCI World Index during the same period. Performance was positive across all quarters, with the second quarter being the strongest, and consistent across all asset classes. Fiscal year highlights include:

●

The Fund’s secondaries led the way this past year – adding 3.8% to the fiscal year’s gross returns. Primaries and co-investments also contributed positively, adding 2.9% and 0.6%, respectively, to the fiscal year’s gross returns.

●	Buyouts contributed most of the Fund’s returns – adding 6.6% to the fiscal year’s gross performance. Growth contributed 0.4%, Credit added 0.3%, and Special Situations contributed 0.1%.

●	Geographically, North American investments added 4.0% to the year’s gross performance, Europe added 0.7%, Asia/Pacific added 1.6% and Rest of World add the fund 1.2%.

●

The Fund’s top performer was a secondary investment in a Carlyle Asia Partners fund that added 3.6% to gross performance. A primary investment into a Carlyle Partners fund, a Carlyle Eurotech fund, a secondary investment into a non-Carlyle single asset continuation fund, and a secondary investment into an AlpInvest continuation fund rounded out the top 5 contributors.

●	The Fund’s top detractors included a Growth co-investment, two Carlyle co-investments, a non-Carlyle secondary investment, and a primary investment into a Carlyle Eurotech fund.

●

The Fund generated annual distributions and sales of $202.6m during the fiscal year, an approximate 14% decrease as compared to the prior fiscal year. Distributions across private equity declined in 2023 as the sustained higher interest rate environment has slowed asset sales.

●

The Fund invested $247.2m of capital during the fiscal year, a 66% increase as compared to the prior fiscal year. While overall equity market conditions recovered, the Fund looked to deploy capital across multiple secondary investments throughout the year. The Fund participated in both traditional secondary purchases from other Limited Partners, as well as General Partner-led continuation vehicles throughout the fiscal year.

Entering 2023, most industry pundits expected a continuation of 2022’s difficult market conditions: the Fed was still increasing interest rates (implementing four rate hikes in 2023 before pausing in July); the capital market-friendly trend of globalization continued to reverse (particularly as the US and China increasingly sought to localize numerous sources of production); and corporate activity (both M&A and public offerings) slowed precipitously as compared to the previous two years.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2024

Despite these headwinds, equity markets rallied sharply. However, the market rally was deceptively narrow as the mega-cap technology companies of Apple, Microsoft, Amazon, Nvidia, Alphabet (Google), Facebook and Tesla largely carried the overall market indices with an average annual gain of over 105% in 2023. Investors flocked to the safety of these names with their market dominant positions, large cash balances and early advances in artificial intelligence.

Not surprisingly, the Fund trailed its public equity benchmark due to not owning these mega-cap public tech names. Yet, private equity has a long-term investment horizon which we regularly emphasize to investors. Importantly, a key tenet to long-term wealth accumulation is to protect capital during market drawdowns as the power of uninterrupted positive compounding magnifies with the passage of time.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

Performance Illustration

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class A) and Index

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2024

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class I) and Index

	Average Annual Returns
	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
Class A	5.59%	8.20%	7.15%	7.99%
Class I	6.22%	8.85%	7.79%	8.52%
MSCI World	25.72%	12.63%	9.97%	10.66%

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the redemption of Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management (1.20%), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commended operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets (for example, emerging markets) not reflected in the index. No index is directly comparable to the investment strategy of the Fund. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2024

Approval of Investment Advisory Agreement

At a meeting on December 14, 2023, the Directors, including the Directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Fund and the Master Fund (together, the “Funds”). Because no additional advisory fee is charged under the Fund’s Investment Advisory Agreement, both Investment Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their respective affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: In evaluating the nature, extent and quality of services to be provided by the Adviser, the Directors considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Directors also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program and reviewed information provided by Macquarie related to its business, legal, and regulatory affairs. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors considered the capabilities, resources and experience of the investment advisory and other personnel of the Adviser providing services to the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors believed that the quality of service offered by the Adviser to the Funds are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs and that the personnel providing such services had sufficient expertise to manage the Funds, and supported the approval of the Advisory Agreements.

(ii)

Investment performance of the Funds: With respect to the performance of the Funds, the Directors considered their review of peer group and benchmark investment performance comparison data relating to the Funds’ performance record presented at the meeting, other Board meetings since its last approval and/or in response to an Information Request from the Board (the “Information Request”). The Board reviewed the performance of the Funds and compared that performance to the performance of their comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that the Funds underperformed two of the Comparable Funds but outperformed nine of the Comparable Funds, the S&P 500 Index and the MSCI World Index for the twelve-month period ended March 31, 2023 and that the Funds outperformed two of the Comparable Funds, the S&P 500 Index and the MSCI World Index but underperformed nine of the Comparable Funds for the twelve-month period ended March 31, 2022.

The Board observed that, as funds generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the last two years. The Directors noted the discussions they had had with the Adviser regarding the selection of the Comparable Funds and the information that the Adviser had provided regarding the Comparable Funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), three of the Comparable Funds

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2024

were multi-manager funds and the other six Comparable Funds were private equity funds that were structured as commitment/drawdown vehicles. It was noted that one of the Comparable Funds was the most similar to the Funds (given its primary focus on a single sponsor). However, even though such Comparable Fund was the most similar, as the Adviser observed, none of the Comparable Funds had the Carlyle investment focus as part of its investment strategy. It was noted that the Funds are a bespoke offering.

Based on information presented to the Board at the meeting, other Board meetings since its last approval and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, strategies and restrictions.

(iii)

Fees to be paid to the Adviser and expenses of the Funds: The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fees were within the range of the Comparable Funds, and that the management fee charged by the most similar Comparable Fund was the same as the management fee for the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying marginally more). It was also noted that such Comparable Fund currently has an expense cap. It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other evergreen private equity fund-of-funds.

(iv)

The extent to which economies of scale may be realized as the Funds grow larger and whether fee levels reflect such economies of scale for the Funds’ investors: The Directors considered potential or anticipated economies of scale in relation to the services the Adviser would provide to the Funds. The Directors discussed the Adviser’s belief that, at the current level of assets under management of the Funds, they have not experienced material unshared economies of scale, and that the Adviser does not expect any material unshared economies of scale in the near term. The Directors noted that they will have the opportunity to periodically re-examine whether the Funds have experienced unshared economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

(v)

Profits to be realized by the Adviser, Macquarie and their Affiliates from their relationship with the Funds: The Directors considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Directors also considered information on the Adviser’s profitability that was provided in response to the Information Request. The Directors considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Funds.

(vi)

Fall-out benefits to the Adviser, Macquarie and their Affiliates: The Directors considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their respective affiliates. The Board noted that the Adviser’s affiliation with Macquarie provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their respective affiliates did not change its conclusions about approving the Advisory Agreements.

Based on the foregoing and other relevant considerations, the Directors, including a majority of the Independent Directors, acting within their business judgment, determined that approval of the Advisory Agreements is in the best interests of the Funds. The Board noted some factors may have been more or less important with respect to the Funds and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Advisory Agreements.

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)
March 31, 2024

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments, co-investment funds, secondaries, continuation funds sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, continuation funds and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Central Park Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Master Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Master Fund, or (iii) the persons who are primarily responsible for the day-to-day management of the Master Fund’s portfolio; or (iv) the Master Fund’s organizational agreement that would delay or prevent a change of control of the Master Fund that have not been approved by Investors.

The Adviser has established a committee (the “Investment Committee”) which has been, with certain exceptions, consulted with respect to investment decisions for the Fund. As of April 1, 2024, the Investment Committee became solely responsible for portfolio allocation and for final investment decisions. Effective April 1, 2024, the Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The current Investment Committee members are: Megan Aubrey, Gregory Brousseau, Ruth Goodstein, Dean Hoang, Alex Lee, Michael Mascis, Charlie Spiller, Mitchell Tanzman, and Bing Wong.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2024

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fud (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Feeder Fund’s confidential memorandum.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
Joan Shapiro Green (79) c/o Macquarie Asset Management 125 West 55th Street New York, New York 10019 Chair and Director	Term- Indefinite Length-Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	11	None
Kristen M. Leopold (56) c/o Macquarie Asset Management 125 West 55th Street New York, New York 10019 Director	Term-Indefinite Length-Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	11

Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present)

Janet L. Schinderman (73) c/o Macquarie Asset Management 125 West 55th Street New York, New York 10019 Director	Term-Indefinite Length-Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	11	Advantage Advisers Xanthus Fund, L.L.C.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Continued)
March 31, 2024

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (64) c/o Macquarie Asset Management 125 West 55th Street New York, New York 10019 Director	Term- Indefinite Length-Since 2016	Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	11	None
INTERESTED DIRECTOR
Ruth Goodstein (64) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Director and Vice President	Term- Indefinite Length- Since April 1, 2024	Chief Operating Officer, Wealth Solutions, Macquarie Asset Management (since 2022); Chief Operating Officer of Central Park Group, LLC (2006-2022)	11	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (57) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Principal Executive Officer	Term- Indefinite Length-Since April 1, 2024

Co-Head, Wealth Solutions, Macquarie Asset Management (since 2024); Chief Administrative Officer, Wealth Solutions, Macquarie Asset Management (2022-2024); Chief Financial Officer of Central Park Group, LLC (2006-2022)

			N/A	N/A
Jeffrey T. Pond (39) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Principal Accounting Officer	Term- Indefinite Length-Since April 1, 2024	Vice President, Wealth Solutions, Macquarie Asset Management (since 2022); Vice President, Central Park Group, LLC (2019-2022); Controller, Central Park Group, LLC (2014-2022)	N/A	N/A
Seth L. Pearlstein (58) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Chief Compliance Officer	Term- Indefinite Length-Since 2016

Associate Director, Wealth Solutions, Macquarie Asset Management (since 2022); Chief Compliance Officer of Central Park Advisers, LLC (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)

			N/A	N/A

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Continued)
March 31, 2024

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
OFFICER(S) WHO ARE NOT DIRECTORS (continued)
Michael E. Dresnin (51) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Vice President and Secretary	Term-Indefinite Length-Since 2023	Associate General Counsel of Macquarie Asset Management (since 2005)	N/A	N/A
David F. Connor (60) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Vice President	Term- Indefinite Length-Since 2022	General Counsel of Macquarie Asset Management, Public Markets, Americas (since 2015)	N/A	N/A
Graeme Conway (50) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Vice President	Term- Indefinite Length-Since 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A
Mary Hackman (40) Macquarie Asset Management 125 West 55th Street New York, NY 10019 Vice President	Term- Indefinite Length-Since April 1, 2024	Associate Director, Macquarie Asset Management (since 2013)	N/A	N/A
Alex Lee (50) Macquarie Asset Management 125 West 55th Street New York, NY 10019 Vice President	Term- Indefinite Length-Since April 1, 2024

Co-Head, Wealth Solutions, Macquarie Asset Management (since 2024); Head of Research, Wealth Solutions, Macquarie Asset Management (2022-2024); Director of Research of Central Park Group, LLC (2010-2022)

			N/A	N/A
Richard Salus (60) Macquarie Asset Management 125 West 55th Street New York, New York 10019 Vice President	Term- Indefinite Length-Since 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

*

The Fund Complex consists of the Fund, CPG Carlyle Commitments Master Fund, LLC, CPG Focused Access Fund, LLC, CPG Cooper Square International Equity, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 for 2023 and $67,500 for 2024.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2024.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or the Feeder Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Master Fund and the Feeder Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund and the Feeder Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund and the Feeder Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

The Adviser has established a committee (the "Investment Committee") which is, with certain exceptions, consulted with respect to investment decisions for the Fund. The Investment Committee approves those investment opportunities presented to the Investment Committee, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment opportunities for the current holdings and potential investments in new positions. The Investment Committee will generally discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing and diligence findings.

The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. As of the date of this filing, the current Investment Committee members are Megan Aubrey, Gregory Brousseau, Ruth Goodstein, Dean Hoang, Alex Lee, Michael Mascis, Charles Spiller, Mitchell Tanzman, and Bing Wong.

Megan Aubrey. Megan Aubrey is Head of Wealth Product for Macquarie Asset Management (“MAM”), where she is responsible for the development, delivery, and ongoing management of investment products for Wealth clients globally. Prior to her current role, Ms. Aubrey held several positions with the firm including leading the Client Solutions Group in the Asia-Pacific region where she oversaw new business initiatives, product development, capital raising, and client relations. Ms. Aubrey also previously led the Public Investments business across the Asia-Pacific region, and MAM’s Global Solutions business. Before joining Macquarie, Ms. Aubrey worked at Colonial First State in a number of roles, including providing risk management solutions to institutional clients. Ms. Aubrey received her Master of Business in banking and finance from the University of Technology Sydney.

Gregory Brousseau. Gregory Brousseau is Co-Chair of MAM Wealth Solutions, which is focused on empowering high-net-worth investors to invest for long-term success through access to institutional quality private equity, hedge fund, real estate, and infrastructure funds. Mr. Brousseau joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was co-chief executive officer and co-chief investment officer. Mr. Brousseau has more than 30 years of experience in alternative investments, including merger arbitrage and fund-of-funds portfolio management. Mr. Brousseau has invested more than $14 billion in more than 175 funds, including more than $3.5 billion in private equity funds. Prior to co-founding Central Park Group in 2006, Mr. Brousseau served as co-head of UBS Financial Services Alternative Investment Group and was a member of the firm's Operating Committee. Prior to UBS, he spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managed Oppenheimer's alternative investment department. Mr. Brousseau began his career at Procter & Gamble and E.F. Hutton & Co. Mr. Brousseau speaks regularly on topics and trends pertaining to the alternative investment industry and has been frequently quoted in media outlets including The Wall Street Journal. Mr. Brousseau earned a bachelor's degree in business from Fairleigh Dickinson University. Since 1997, Mr. Brousseau has served as an Executive Board Member of the Hole in the Wall Gang Camp, a children's charity located in Connecticut. Mr. Brousseau currently serves as chairman of the Endowment Committee.

Ruth Goodstein. Ruth Goodstein is Chief Operating Officer of MAM Wealth Solutions and Vice President of the Fund. Ms. Goodstein joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where she was chief operating officer. Ms. Goodstein has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2006, Ms. Goodstein served as chief operating officer of Robeco-Sage Capital, an institutional hedge fund-of-funds firm. Before that, she was a senior vice president in the UBS Financial Services Alternative Investment Group, where she was responsible for overseeing product development, product management, and marketing. Prior to UBS, Ms. Goodstein was associate general counsel at J.P. Morgan Investment Management. Previously, she worked in global compliance at Bankers Trust Company and as an attorney at Oppenheimer & Co. Ms. Goodstein began her career at the law firm of Goodkind, Wechsler, Labaton & Rudoff. Ms. Goodstein graduated from Cornell University and earned her juris doctor degree from Brooklyn Law School. Ms. Goodstein has served on several NASD District 10 Committees and has been a regular speaker at industry conferences.

Dean Hoang. Dean Hoang is an Associate Director within the MAM Wealth Solutions team, leading its secondary efforts. Mr. Hoang is the senior investment professional dedicated to managing the Fund. He joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was a Principal on the Investment Team. Mr. Hoang has more than 12 years of experience in the financial services industry. Prior to joining Central Park Group in 2016, Mr. Hoang was Senior Investment Associate at Pinnacle Ventures where his responsibilities included deal sourcing, investment diligence and portfolio monitoring. Mr. Hoang began his career as an analyst for Cowen & Company's investment banking division where he worked on numerous transactions for clients in the technology sector. Mr. Hoang earned a BS in Mechanical Engineering and a BSC in Finance from Santa Clara University.

Alex Lee. Alex Lee is Co-Head of MAM Wealth Solutions, Chair of the Investment Committee and Vice President of the Fund. Mr. Lee joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was director of research. Mr. Lee has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2010, Mr. Lee was a vice president at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the director of research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Before that, Mr. Lee was an investment banking associate at Bear Stearns, where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence. Mr. Lee received his bachelor's degree in political science from Washington University in St. Louis and earned an MBA from the Leonard N. Stern School of Business at New York University.

Michael Mascis. Michael Mascis is Co-Head of MAM Wealth Solutions and Principal Executive Officer of the Fund. Mr. Mascis joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was the chief financial officer. Mr. Mascis has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2006, Mr. Mascis served as executive director and chief financial officer of the UBS Financial Services Alternative Investment Group, where he was responsible for finance, operations, and operational diligence. At UBS, he was responsible for 33 investment vehicles with approximately $10.5 billion of assets under management. Investments included private equity, hedge funds, funds-of-funds, real estate, and managed futures, structured as both registered and non-registered vehicles with more than 30,000 investors. Mr. Mascis began his career at Arthur Andersen & Co. as an auditor in the financial services division. While at Andersen, he was elected into the partnership as part of the Hedge Fund Advisory and Capital Markets practice. Mr. Mascis was actively involved with the firm's industry training initiatives, presenting at both internal and external forums. Mr. Mascis' clients included a broad array of financial services institutions, including large financial service firms, hedge funds, and private equity funds. Mr. Mascis earned a bachelor's degree in accounting from Iona College.

Charles "Charlie" Spiller. Charlie Spiller joined MAM in 2022 and is a Senior Advisor to MAM. Previously, Mr. Spiller was Deputy Chief Investment Officer, Non-Traditional Investments, for the Pennsylvania Public School Employees' Retirement System ("PSERS"). During his 28 years with PSERS, Mr. Spiller served as a portfolio manager for a $1 billion portfolio of real estate investments, managing director of a $17 billion portfolio of private equity, real estate, and private debt, and as deputy chief investment officer overseeing a $29 billion portfolio of alternative investments. Mr. Spiller served as Chair of PSERS Allocation Implementation Committee (PSERS Senior Staff Investment Committee) for six years. Mr. Spiller holds a Bachelor of Science in Business Administration from Northeastern University, has completed a post-graduate certificate program in business management at the Sloan School of Management at MIT and has completed the CFA, Level 1 examination.

Mitchell A. Tanzman. Mitchell Tanzman is Co-Chair of MAM Wealth Solutions, which is focused on empowering high-net-worth investors to invest for long-term success through access to institutional quality private equity, hedge fund, real estate, and infrastructure funds. Mr. Tanzman joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was co-chief executive officer and co-chief investment officer. Mr. Tanzman has more than 30 years of experience in alternative investments, including fund-of-funds portfolio management. Mr. Tanzman has invested more than $14 billion in more than 175 funds, including more than $3.5 billion in private equity funds. Prior to co-founding Central Park Group in 2006, Mr. Tanzman served as co-head of UBS Financial Services Alternative Investment Group and was a member of the firm's Operating Committee. Before UBS, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, and ultimately co-managed the firm's alternative investment department. Mr. Tanzman was also a member of the firm's Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan as an attorney specializing in investment companies and advisory services. Mr. Tanzman is a member of the Board of Trustees of Emory University and Chairman of the Emory Audit and Compliance Committee. Mr. Tanzman previously Chaired the Investment Committee and the Development Committee. Mr. Tanzman graduated from Emory University and earned his juris doctor degree from the University of Chicago Law School.

Bing Wong. Bing Wong is an Associate Director within the Investment Solutions team. Mr. Wong joined MAM in 2021 and has over 15 years of experience in secondaries and private equity investing, including identifying target investments, performing due diligence, underwriting investments, and closing transactions. Mr. Wong's roles have included a focus on the execution of private equity investments across secondary (both GP-led and traditional LP-led deals), co-investment, primary strategies and ESG matters. Mr. Wong earned a BS in Business Administration and BA in Mass Communications both from the University of California, Berkeley.

The Investment Committee is also assisted in its role by the head of the Adviser's operational due diligence efforts, who, although not an Investment Committee member, has veto power with respect to any investment decision by the Investment Committee based on his operational due diligence findings.

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the most recently completed fiscal year end, each Investment Committee member's compensation is comprised of a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Investment Committee members and estimated assets under management in those accounts, as of March 31, 2024.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed	Number of Accounts*	Assets Managed	Number of Accounts*	Assets Managed
Megan Aubrey	None	N/A	None	N/A	None	N/A
Gregory Brousseau	8	$2,009 million**	1	$59.9 million	None	N/A
Ruth Goodstein	None	N/A	1	$59.9 million	None	N/A
Dean Hoang	None	N/A	None	N/A	None	N/A
Alex Lee	1	$962 million	1	$59.9 million	None	N/A
Michael Mascis	None	N/A	1	$59.9 million	None	N/A
Charlie Spiller	None	N/A	3	$227.9 million***	None	N/A

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed	Number of Accounts*	Assets Managed	Number of Accounts*	Assets Managed
Mitchell A. Tanzman	8	$2,009 million **	1	$59.9 million	None	N/A
Bing Wong	None	N/A	None	N/A	None	N/A

*	None of the accounts charge any performance-based advisory fees.

**	For seven registered investment companies for which management fees are paid based on capital commitments, the amount in this column reflects capital commitments.

***	As of December 31, 2023

The following table lists the dollar range of shares beneficially owned by each Investment Committee member, as of March 31, 2024.

Name of Investment Committee Member	Dollar Range of Shares Beneficially Owned by Investment Committee Member
Megan Aubrey	$0
Gregory Brousseau	$0
Ruth Goodstein	$0
Dean Hoang	$0
Alex Lee	$0
Michael Mascis	$0
Charlie Spiller	$0
Mitchell A. Tanzman	$0
Bing Wong	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

(c) The Proxy Voting Policies are attached herewith.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Executive Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Executive Officer)

Date	June 7, 2024

By (Signature and Title)*	/s/ Jeffrey Pond
Jeffrey Pond
(Principal Accounting Officer)

Date	June 7, 2024

*	Print the name and title of each signing officer under his or her signature.